                                                                EXHIBIT 10.5

                              AMENDED AND RESTATED
                               GUARANTY AGREEMENT


         THIS AMENDED AND RESTATED GUARANTY AGREEMENT (the "GUARANTY") made and executed this 20th day of February, 1997 by:

         ROBERT H. GENTRY, III, and JANICE SUE GENTRY, his wife, 5750 Oak Hollow Lane, Oviedo, Florida 32765 (hereinafter collectively called the "GUARANTOR")

                                       to

         A. P. S., INC., a Delaware corporation, and AUTOPARTS FINANCE COMPANY, INC., a Delaware corporation, 15710 John F. Kennedy Boulevard, Suite 700, Houston, Texas 77032 (hereinafter collectively called the "CREDITOR")

to extend credit to or otherwise become or remain the creditor of:

         AUTOMOTIVE ONE PARTS STORES, INC., a Florida corporation, 701 West Church Street, Orlando, Florida 32801 (hereinafter called the "BORROWER").


                              W I T N E S S E T H:

         In consideration of the foregoing, the Guarantor does hereby agree with the Creditor as follows:

         WHEREAS, the Borrower is as of the dates noted below in parenthesis indebted to the Creditor under various obligations generally described as follows:


                                                            ACCRUED & UNPAID         ACCRUED & UNPAID
                                  PRINCIPAL                 INTEREST AT NON-         INTEREST AT
                                   BALANCE                   DEFAULT RATE            DEFAULT RATE
                                   -------                   ------------            ------------
         (i)     A.P.S.           $2,434,995.73             $304,743.21              $132,455.11
                 Indebtedness
                 (01/31/97)

         (ii)    AFCO             $2,465,467.67             $191,190.16              $ 13,339.83
                 Indebtedness
                 (01/31/97)

         (iii)   Open Account     $1,473,533.57             N/A                      $ 72,367.70
                 Indebtedness
                 (01/25/97)


With the first two (2) obligations being evidenced by specific promissory notes and the last obligation being an open account indebtedness due and owing to the Creditor under a certain Continuing Credit Agreement and Security Agreement dated December 17, 1993; and

         WHEREAS, the Guarantor each previously executed or was required to execute in favor of each Guarantor a guaranty agreement by which each Guarantor absolutely and unconditionally guaranteed all obligations owing to any of the Creditor by the Borrower, including any future or later indebtedness.

         WHEREAS, the indebtedness described above has become in default and the Borrower has requested the Creditor to modify the terms of the indebtedness including an extension of the indebtedness and the Creditor is prepared to do so pursuant to certain loan documents and other conditions, one of which conditions is the continuing agreement by the Guarantors that they remain liable as guarantors for all such indebtedness and that the Guarantor execute an Amended and Restated Guaranty Agreement for all such obligations;

         WHEREAS, the Creditor is unwilling to extend and/or modify or reinstate from default the existing indebtedness of the Borrower unless the Guarantor enters into this Guaranty.

         NOW, THEREFORE, in consideration of the foregoing, it is agreed:

1. OBLIGATION OF GUARANTOR. The Guarantor absolutely and unconditionally guarantees to the Creditor, its successors and assigns (whether collateral assigns or otherwise), the prompt and full payment in United States currency and performance to the Creditor at the place of business of the Creditor set forth above or at such other place and to such other person as the Creditor may designate at maturity of any and every obligation, in connection with which either as maker, drawer, guarantor, endorser or otherwise, whether directly, indirectly or contingently, the Borrower is, either individually or jointly or severally with any other person or persons, now or shall become at any time in the future liable to the Creditor, with interest thereon at the rate or rates provided in the obligations guaranteed hereby or at the maximum rate allowed from time to time by law in Florida, whichever is less, until payment in full has been received by Creditor, together with all attorneys' fees, costs and expenses of collection whether suit be brought or not, including costs, expenses and attorneys, fees on appeal if an appeal is taken from any suit, incurred by the Creditor, in connection with any matter covered by this Guaranty. The Guarantor also absolutely and unconditionally guarantees the full and timely performance of all duties and obligations whatsoever of the Borrower to Creditor, whether now existing or hereafter arising, and agrees in the event the Borrower fails to fully and timely perform any of said duties and obligations to fully and timely perform same. The obligations under this paragraph include, but are not limited to, the three (3) specific obligations set forth above which include the two (2) promissory Notes, one to each of the Creditor as well as what is referred to as the "Open Account Indebtedness" which is the obligation for the purchase of Automotive Parts Stores, Inc. from time to time by the Borrower from one or more of the Creditor.

         2. TERM OF GUARANTY. This Guaranty will expire when all (and not less than all) of the following have occurred:

                          (a) The A.P.S. Indebtedness (including all current and future interest) has been paid to the Creditor in full; and

                          (b) The AFCO Indebtedness (including all current and future interest) has been paid to the Creditor in full; and

                          (c)     The open Account Indebtedness (including all
                 current and    future interest and all additional purchases
                 made by the Borrower from the Creditor) has been paid to the Creditor in full, the Product Purchase Agreement has been terminated, and the Borrower no longer has any right whatsoever to purchase on credit any product from any Creditor; and

                          (d) The Borrower has paid to the Creditor all other amounts due or to become due (e.g. additional interest, amounts due for all purchases from the Creditor, etc.) to the Creditor under any other agreement between the Borrower and any Creditor, including but not limited to, any amounts due or to become due under the Loan Agreement dated October 25, 1995 as modified by the Loan Modification Agreement of even date herewith.

The Guarantor has no right to cancel this Guaranty prior to all the events set forth above all having occurred.

         3. BANKRUPTCY OF BORROWER. Notwithstanding that the Guaranty may have been canceled under paragraph 2, and/or returned to the Guarantor, to the extent the Borrower has made any payments to the Creditor within the three hundred and ninety (390) day period following the date this Guaranty was so canceled, and the Guarantor was obligated under this Guaranty for said payments, the liability of the Guarantor hereunder shall at all times continue for the amounts so paid by the Borrower to the Creditor. If, for any reason,(e.g. bankruptcy, or otherwise, the Creditor is not permitted to retain the payments so made by the Borrower during said three hundred and ninety (390) day period, the Guarantor shall be liable under this Guaranty for the amount of such payments as if this Guaranty had never been canceled and the Creditor shall be entitled to recover said amount so paid by the Borrower within said three hundred and ninety (390) day period. Anything in this Guaranty to the contrary notwithstanding, if at any time this Guaranty is to be canceled under the provisions of paragraph 2. the Creditor may retain this Guaranty for a period of one hundred twenty (120) days after the date said Guaranty is to be so canceled and in the event no bankruptcy petition has been filed against the Borrower for the three hundred and ninety (390) day period following the date the Guaranty is to be so canceled, then, in that event, the Guaranty shall be returned to the Guarantor. If, however, a bankruptcy petition has been filed against the Borrower during said three hundred and ninety (390) day period and the Borrower has made payments to the Creditor during said three hundred and ninety (390) day period, this Guaranty shall not be canceled and/or returned to the Guarantor unless and until a decision by a court of competent jurisdiction, or other agreement has been entered or reached, pursuant to which the Creditor shall be entitled to retain all such monies paid during said three hundred and ninety (390) day period. If, as set forth above, the Creditor is obligated to return to the Borrower any monies so paid during said three hundred and ninety
(390) day period, this Guaranty shall not be canceled (notwithstanding it being marked "CANCELED"_and returned to the Guarantor) and the Guarantor shall continue to be liable to the Creditor for all monies paid during said three hundred and ninety (390) day period. If the Creditor shall have marked this Guaranty "CANCELED"_and/or returned this Guaranty to the Guarantor, and under the provisions of this paragraph 3 or paragraph 2, the Guarantor has continuing liability to the Creditor for certain amounts which the Creditor has or is obligated to return to the Borrower, then, in such case, the Creditor may enforce its rights under this Guaranty upon any copy of this Guaranty notwithstanding the fact that the original of this Guaranty may have been marked "CANCELED" and/or returned to the Guarantor. Anything in this Guaranty to the contrary notwithstanding, the Creditor may retain this Guaranty for a period of three hundred ninety (390) days after the date of payment in full of all of the Obligations and in the event no bankruptcy petition has been filed against the Borrower for the one (1) year period following such date of payment in full of said obligations, then, in that event, the Guaranty shall be deemed to have been canceled as of such date of the payment of the Obligations in full. If, however, a bankruptcy petition has been filed against the Borrower during said one-year period, this Guaranty shall not be canceled unless and until a final, non-appealable decision by a court of competent jurisdiction or other agreement has been entered or reached pursuant to which the Creditor shall be entitled to-.retain all such monies paid by the Borrower to the Creditor. If, as set forth above, the Creditor is obligated to return to the Borrower any monies so paid by the Borrower, this Guaranty shall not be canceled (notwithstanding it being marked "CANCELED" and returned to the Guarantor) and the Guarantor shall continue to be liable to the Creditor for all such monies.

         4. CONSENT TO CREDITOR'S ACTS. The Guarantor consents, without affecting in any way the Guarantor's liability to the Creditor hereunder, that the Creditor may, without notice to or consent of the Guarantor and upon such terms as it may deem advisable and with or without consideration and after notice of cancellation is received by the Creditor under paragraph 2 hereof:
(a) extend in whole or in part, by renewal or otherwise, and as often as the Creditor may wish, the time of payment of any indebtedness owing by the Borrower to the Creditor, or held by the Creditor as security for any such obligation; (b) release, surrender, exchange, modify, impair, or extend the period of duration, or the time for performance or payment, of any collateral securing any obligation of the Borrower to the Creditor; (c) settle or compromise any claim of the Creditor against the Borrower, or against any other person, firm or corporation, whose obligation is held by the Creditor as collateral security for any obligation of the Borrower to the Creditor; and (d) release in whole or in part any person liable for the payment of any obligation of the Borrower to the Creditor including, but not limited to, any person liable as an endorser, guarantor or judgment debtor (-if the Creditor obtains a judgment on any obligation of the Borrower) of said obligation and, in any event, any such release shall not affect the liability of the Guarantor for the entire amount of any and every obligation of the Borrower to the Creditor. Further, the Creditor shall not be under any obligation whatsoever to obtain or perfect or to maintain the perfection of any security interest or other lien on property to secure indebtedness of the Borrower to the Creditor and the Creditor shall have no obligation to, and shall not have any liability for failing to obtain or perfect or to maintain the perfection of any security interest or lien on property to secure indebtedness of the Borrower. Any failure of the Creditor to obtain and perfect or to maintain the perfection of any security interest or lien shall not affect in any way whatsoever the obligation of the Guarantor to the Creditor under this Guaranty, The Guarantor hereby ratifies and confirms any such extension, renewal, release, surrender, exchange, modification, impairment, settlement, or compromise, and all such actions shall be binding upon the Guarantor who hereby waives all defenses, counterclaims or offsets which the Guarantor might have by reason thereof.

         5. WAIVERS BY GUARANTOR. The Guarantor waives: (a) notice of acceptance of this Guaranty by the Creditor; (b) notice of presentment, demand for payment, notice of dishonor or protest of any of the Borrower's obligations or the obligation of any person, firm, or corporation held by the Creditor as collateral security for the Borrower's obligation; (c) notice of the failure of any person, firm, or corporation to pay to the Creditor any indebtedness held by the Creditor as collateral security for any obligation of the Borrower; (d) failure of the Creditor to obtain and perfect or maintain the perfection or priority of any security interest or lien on property to secure any indebtedness of the Borrower; and (e) all defenses, off-sets and counterclaims which the Guarantor may at any time have to any claim of the Creditor against the Borrower.

         6. REPRESENTATIONS BY GUARANTOR. The Guarantor represents and warrants as follows:

                          (a) The Guarantor has received good, valuable and sufficient consideration for the making of this Guaranty,

                          (b) This Guaranty, when duly executed and delivered hereunder, will constitute a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its respective terms.

                          (c) The Guarantor is not (i) a party to any agreement, indenture, lease or instrument or subject to any judgment, order, writ, injunction, decree, rule or regulation materially and adversely affecting the Guarantor's business, properties, assets, operations or conditions (financial or otherwise) and (ii) in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any such agreement, indenture, lease or instrument to which the Guarantor is a party.

                          (d)     There are no actions, proceedings or
                 investigations, however described or denominated, pending or, to the knowledge of the Guarantor, threatened against the Guarantor, or affecting the Guarantor or any basis therefor known to the Guarantor which, either in any case or in the aggregate, might result in any material adverse change in the financial condition, business, prospects, affairs or operations of the Guarantor or any of the Guarantor's properties or assets, or in any material impairment of the right or ability of the Guarantor to carry on the Guarantor's operations as now conducted or proposed to be conducted, or any material liability on the part of the Guarantor, and none which question the validity of this Guaranty or any action taken or to be taken in connection with the transactions contemplated hereby.

                          (e) The Guarantor is currently aware that the loans are in default and that the Creditor is prepared to reinstate the loans for a limited time frame PROVIDED, among other conditions, the undersigned Guarantor execute and deliver this Guaranty Agreement. The Guarantor has further reviewed or has a right to review the various loan documents.

All of the foregoing representations and warranties of the Guarantor shall survive the execution and delivery of this Guaranty and shall be and remain true and correct in all respects throughout the term of this Guaranty.

         7. SUBROGATION. Nothing herein contained is intended or shall be construed to give to Guarantor any right of subrogation in or under any note, security document or any other loan document evidencing in any way or relating to any obligation of the Borrower to the Creditor which is or may be covered by this Guaranty, any right to participate in any way therein, or in the right, title and interest of the Creditor in and to any collateral covered by any loan or security documents relating to any such obligations notwithstanding any payments made by Guarantor under this Guaranty, all such rights of subrogation and participation being hereby expressly waived and released.

         8. SUBORDINATION. The Guarantor covenants and agrees that the Guarantor will not ask, demand, sue for, take or receive from the Borrower, by set-off or any other manner, the whole or any part of any monies, principal or interest, now or hereafter owing by the Borrower to the Guarantor, nor any security therefor. The Guarantor hereby transfers and assigns to the Creditor, as collateral security for any and all of the obligations, all of the said claims or demands of the Guarantor against the Borrower (and any security therefor), with full right on the part of the Creditor in its own name or in the name of the Guarantor, to collect and enforce said claims, by suit, proof of debt in bankruptcy, or other liquidation proceedings or otherwise. Should any payment, security or proceeds of security be received by the Guarantor for or on account of any of said claims or demands prior to the full payment and performance of the Obligations, the Guarantor will forthwith deliver same to the Creditor, in precisely the form received (except for the Guarantor's endorsement where necessary) for application on account of the obligations and, until so delivered, the same shall be held in trust by the Guarantor as property of the Creditor. In the event of the failure of the Guarantor to endorse any instrument for the payment of money so received by the Guarantor, payable to the Guarantor's order, the Creditor or any officer or employee of the Creditor is hereby irrevocably constituted and appointed attorney in fact for the Guarantor, with full power to make any such endorsement and with full power of substitution.

         9. RIGHT OF SET-OFF. The Guarantor hereby grants to the Creditor a lien on, and a security interest in, the deposit balances, accounts, items, certificates of deposit and monies of the Guarantor in the possession of or on deposit with the Creditor to secure and as collateral for the payment and performance of the obligations of the Guarantor hereunder. Upon an Event of Default, the Creditor is hereby authorized at any time and from time to time, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness (including, without limitation, accounts, items, certificates of deposit or monies of the Guarantor) at any time owing by the Creditor to or for the credit or the account of the Guarantor against any and all of the Obligations, irrespective of whether or not the Creditor shall have made any demand under this Guaranty. The Creditor agrees promptly to notify the Guarantor after any such set-off and application made by the Creditor, provided that the failure to give such notice shall not affect the validity of such set-off and application to other rights and remedies (including, without limitation, other rights of set-off) which the Creditor may have.

         10. REPRESENTATIONS BY GUARANTOR. The Guarantor represents that, at the time of the execution and delivery of this Guaranty, nothing exists to impair the effectiveness of the liability of the Guarantor to the Creditor hereunder, or the immediate taking effect of this Guaranty as the sole agreement between the Guarantor and the Creditor with respect to guaranteeing the Borrower's obligation to the Creditor.

         11. REMEDIES OF CREDITOR. The Creditor may at its option proceed in the first instance against the Guarantor to collect any obligation covered by this Guaranty, without first proceeding against the Borrower for said obligation, or any other person, firm or corporation liable for said obligation, and without first resorting to any property at any time held by the Creditor as collateral security for said obligation and without any marshaling of assets whatsoever. The Guarantor hereby grants to the Creditor a lien on, and a security interest in, the deposit balances, funds, accounts, items, certificates of deposit and the moneys of the Guarantor in the possession of or on deposit with the Creditor to secure and as collateral for the payment and performance of this Guaranty. The Creditor may at any time and from time to time, without demand or notice, appropriate and set off against such deposit balances, funds, accounts, items, certificates of deposit and moneys and apply the same to the obligations of the Guarantor hereunder. The Creditor shall further have any other rights provided by law or under any other document, all of which rights are cumulative. THE GUARANTOR HEREBY CONSENTS TO THE ATTACHMENT OR GARNISHMENT OF THE GUARANTOR'S EARNINGS.

         12. CONSTRUCTION AND BENEFIT. This Guaranty is delivered and made in, and shall be construed pursuant to and governed by, the laws of the State of Florida, and is binding upon the Guarantor and his legal representatives and successors, and shall inure to the benefit of the Creditor, its successors and assigns.

         13. MISCELLANEOUS. In the event it becomes necessary for the Creditor to exercise its rights under this Guaranty, whether suit be brought or not, the Guarantor shall be liable for all costs and attorneys, fees incurred by the Creditor, including costs and attorneys, fees incurred by the Creditor on appeal. In the further event the Creditor obtains a final judgment against the Guarantor upon this Guaranty, the judgment shall bear interest not at the judgment rate but at the highest rate permitted by applicable law from time to time in effect at the time of said judgment. Further, the Guarantor agrees that the proper venue for any action which may be brought under this Guaranty, in addition to any other venue permitted by law, shall be in the county in which is located the creditor's business office as designated above or the office of an assignee of this Guaranty. The liability of the Guarantor hereunder, if more than one shall be joint and several. This Guaranty may be executed in two or more counterparts, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement binding upon all of the parties hereto. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. If more than one Guarantor executes this Guaranty, the term "GUARANTOR" includes each of the guarantors as well as all of the, and their liability hereunder shall be joint and several.

         14. FINANCIAL STATEMENTS. At the request of the Creditor, the Guarantor shall, from time to time, prepare and deliver to the Creditor a complete and current financial statement of the Guarantor setting forth all the assets and liabilities of the Guarantor (and to the extent any person other than the Guarantor has any interest in said assets or any person other than the Guarantor is jointly liable for any of said obligations, said matters shall be set forth in their entirety in the financial statements) all signed by the Guarantor under oath as being true and correct. To the extent any assets or liabilities set forth on said financial statement are owned by the Guarantor with his or her spouse or for which there is any such joint liability, all said assets shall be so specified and set forth.

         15. NOTICES. In regard to all notices to be given under this Guaranty, all notices shall be in writing and shall be deemed to have been given (i) in the case of hand delivery, when actually delivered to the other party at the address set forth at the beginning of this Guaranty, (ii) in the case of mailing, three (3) days after such notice has been deposited in the United States Mails, postage prepaid, by certified or registered mail and sent to the other party at the address set forth in the beginning of this Guaranty, and (iii) in all other cases, when actually received by the other party.
Either party may change the address to which said notices are to be given by the giving of notice of such to the other party as set forth in this paragraph.

         16. WAIVER OF JURY TRIAL. THE GUARANTOR WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         17. COMPLETE AGREEMENT. The whole of this Guaranty is herein set forth and there is no verbal or other written agreement, and no understanding or custom affecting the terms hereof. This Guaranty can be modified only by a written instrument signed by the party to be charged therewith.

         IN WITNESS WHEREOF, the Guarantor has signed this Guaranty Agreement as of the date set forth above.



                                        SIGNATURES ON FOLLOWING PAGE.


Signed, sealed and delivered
in the presence of:


/s/                                             /s/ Robert H. Gentry, III
----------------------------                    ----------------------------
(Signature of Witness)                          Robert H. Gentry, III,
                                                individually

/s/
----------------------------
(Print Name of Witness)


/s/                                             /s/ Janice Sue Gentry
----------------------------                    ----------------------------
(Signature of Witness)                          Janice Sue Gentry, his wife,
                                                individually

/s/
----------------------------
(Print Name of Witness)


As to the "Guarantor"


STATE OF FLORIDA

COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this 26th day of February, 1997, by Robert H. Gentry, III and Janice Sue Gentry, his wife.


                                /s/
                                ---------------------------------------------
                                Signature of Notary Public - State of Florida





                                -----------------------------------------------
                                Print, type or stamp commissioned name of Notary
                                Personally known      OR
                                                ------
                                  Produced Identification       .
                                                         -------
                                Type of Identification Produced:
                                                                --------------